Exhibit 99.5


[LOGO OMITTED] CREDIT SUISSE            CREDIT SUISSE INTERNATIONAL

                                        One Cabot Square,            Telephone 020 7888 8888
                                        London E14 4QJ               www.credit-suisse.com


                             Facsimile Cover Sheet


To: The Supplemental Interest Trust created under the Pooling and Servicing Agreement for IndyMac INDX Mortgage Loan Trust 2006-AR41, Mortgage Pass-Through
                                    Certificates, Series 2006-AR41 by Deutsche
                                    Bank National Trust Company, not
                                    individually, but solely as supplemental interest trustee

Attention:                          Heakyung Chung, CSIN Marketer

Fax number:                         To be hand delivered by Heakyung Chung

Date:                               28 December 2006

Pages (including cover page):             8

Our Reference No: External ID:  53178327N3/Risk ID: 447635970 and 447635976

Credit Suisse International has entered into a transaction with you as attached. Please find attached a letter agreement (the "Confirmation") which confirms the terms and conditions of the above transaction.

If you agree with the terms specified therein, please arrange for the Confirmation to be signed by your authorised signatories and return a signed copy to this office to the facsimile listed below.


For Interest Rate Products:                                For Equity Derivatives:
Telephone Numbers: (212) 538-9370                          Telephone numbers: (212) 538-4437 / (212) 538-8297 /
Facsimile number: (917) 326-8603                           (212) 325-5119
Email: list.otc-inc-accept-ny@credit-suisse.com            Facsimile number: (212) 325-8173


For Credit Derivatives:
Telephone Numbers: (212) 538-9370
Facsimile number: (917) 326-8603
Email: list.otc-inc-accept-ny@credit-suisse.com

We are delighted to have entered into this transaction with you.




CONFIDENTIALITY NOTICE: This facsimile is intended only for the use of the individual or entity to which it is addressed and may contain information which is privileged and confidential. If the reader of this message is not the intended recipient or an employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution or copying of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by telephone and return the original message to us by mail. Thank you.

                                                    Registered Office as above
              Registered with unlimited liability in England under No. 2500199
                  Authorised and Regulated by the Financial Services Authority
                                                        VAT No: GB 447 0737 41


[LOGO OMITTED] CREDIT SUISSE            CREDIT SUISSE INTERNATIONAL

                                        One Cabot Square,            Telephone 020 7888 8888
                                        London E14 4QJ               www.credit-suisse.com


                                                              28 December 2006

The Supplemental Interest Trust created under the Pooling and Servicing Agreement for IndyMac INDX Mortgage Loan Trust 2006-AR41, Mortgage Pass-Through Certificates, Series 2006-AR41 by Deutsche Bank National Trust Company, not individually, but solely as supplemental interest trustee

External ID: 53178327N3

------------------------------------------------------------------------------

Dear Sirs,

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the "Swap Transaction"). This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

In this Confirmation "CSIN" means Credit Suisse International and
"Counterparty" means The Supplemental Interest Trust created under the Pooling and Servicing Agreement for IndyMac INDX Mortgage Loan Trust 2006-AR41, Mortgage Pass-Through Certificates, Series 2006-AR41 by Deutsche Bank National Trust Company, not individually, but solely as supplemental interest trustee.


     1. The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

          This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 28 December 2006 as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

          CSIN and Counterparty each represents to the other that it has entered into this Swap Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.


     2. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:


                  Transaction Type:         Rate Cap Transaction




[LOGO OMITTED] CREDIT SUISSE


                  Notional Amount:          USD 446,491,000, subject to amortization as set out
                                            in the Additional Terms

                  Trade Date:               22 December 2006

                  Effective Date:           28 December 2006

                  Termination Date:         25 December 2013 subject to adjustment in accordance
                                            with the Following Business Day Convention.

         Fixed Amounts:

                  Fixed Rate Payer:         Counterparty

                  Fixed Rate Payer
                  Payment Date:             28 December 2006

                  Fixed Rate Payer
                  Amount:                   USD 780,000

         Floating Amounts:

                  Floating Amount
                  Payer:                    CSIN

                  Floating Rate
                  Payer Period End Dates:   The 25th of each month, commencing on 25 January
                                            2007 and ending on the Termination Date, inclusive,
                                            subject to adjustment in accordance with the
                                            Following Business Day Convention.

                  Floating Rate
                  Payer Payment Dates:      One Business Day prior to each Floating Rate Payer
                                            Period End Date

                  Cap Strike Rate:          As per Additional Terms

                  Floating Rate Option:     USD-LIBOR-BBA, subject to a maximum of 9.77873%

                  Designated Maturity:      1 month

                  Spread:                   None




[LOGO OMITTED] CREDIT SUISSE


                  Floating Rate
                  Day Count Fraction:       Act/360

                  Reset Dates:              The first day of each Calculation Period

                  Compounding:              Inapplicable

         Business Days:                     New York

         Calculation Agent:                 CSIN


3.   Account Details:

            Payments to CSIN:            As advised separately in writing

            Payments to Counterparty:    As advised separately in writing


For the purpose of facilitating this Transaction, an Affiliate of CSIN, which is organized in the United States of America (the "Agent"), has acted as agent for CSIN. The Agent is not a principal with respect to this Transaction and shall have no responsibility or liability to the parties as a principal with respect to this Transaction.

Credit Suisse International is authorized and regulated by the Financial Services Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to Counterparty on request.

[LOGO OMITTED] CREDIT SUISSE



                                            ADDITIONAL TERMS

-------------------------------------------------------------------------------------------------------
    Calculation Period up to but               Notional Amount                Cap Strike Rate :
    excluding the Period End Date                   (USD):
            occurring on:

-------------------------------------------------------------------------------------------------------
           25-January-2007                       446,491,000                        7.06%
-------------------------------------------------------------------------------------------------------
          25-February-2007                       438,107,369                        6.35%
-------------------------------------------------------------------------------------------------------
            25-March-2007                        429,878,847                        7.06%
-------------------------------------------------------------------------------------------------------
            25-April-2007                        421,802,475                        6.35%
-------------------------------------------------------------------------------------------------------
             25-May-2007                         413,679,104                        6.57%
-------------------------------------------------------------------------------------------------------
            25-June-2007                         405,601,571                        6.35%
-------------------------------------------------------------------------------------------------------
            25-July-2007                         397,974,086                        6.57%
-------------------------------------------------------------------------------------------------------
           25-August-2007                        390,487,651                        6.35%
-------------------------------------------------------------------------------------------------------
          25-September-2007                      383,139,662                        6.35%
-------------------------------------------------------------------------------------------------------
           25-October-2007                       375,927,559                        6.57%
-------------------------------------------------------------------------------------------------------
          25-November-2007                       368,848,835                        6.35%
-------------------------------------------------------------------------------------------------------
          25-December-2007                       361,901,025                        6.57%
-------------------------------------------------------------------------------------------------------
           25-January-2008                       355,081,711                        6.35%
-------------------------------------------------------------------------------------------------------
          25-February-2008                       348,388,520                        6.35%
-------------------------------------------------------------------------------------------------------
            25-March-2008                        341,819,122                        6.81%
-------------------------------------------------------------------------------------------------------
            25-April-2008                        335,371,230                        6.35%
-------------------------------------------------------------------------------------------------------
             25-May-2008                         329,042,600                        6.57%
-------------------------------------------------------------------------------------------------------
            25-June-2008                         322,831,028                        6.35%
-------------------------------------------------------------------------------------------------------
            25-July-2008                         316,734,354                        6.57%
-------------------------------------------------------------------------------------------------------
           25-August-2008                        310,750,453                        6.35%
-------------------------------------------------------------------------------------------------------
          25-September-2008                      304,877,242                        6.35%
-------------------------------------------------------------------------------------------------------
           25-October-2008                       299,112,678                        6.57%
-------------------------------------------------------------------------------------------------------
          25-November-2008                       293,454,752                        6.35%
-------------------------------------------------------------------------------------------------------
          25-December-2008                       287,901,495                        6.57%
-------------------------------------------------------------------------------------------------------
           25-January-2009                       282,450,973                        6.35%
-------------------------------------------------------------------------------------------------------
          25-February-2009                       276,573,592                        6.35%
-------------------------------------------------------------------------------------------------------
            25-March-2009                        271,271,558                        7.06%
-------------------------------------------------------------------------------------------------------
            25-April-2009                        266,128,728                        6.35%
-------------------------------------------------------------------------------------------------------
             25-May-2009                         261,003,784                        6.57%
-------------------------------------------------------------------------------------------------------
            25-June-2009                         256,050,923                        6.35%
-------------------------------------------------------------------------------------------------------
            25-July-2009                         251,120,096                        6.57%
-------------------------------------------------------------------------------------------------------
           25-August-2009                        246,295,379                        6.35%
-------------------------------------------------------------------------------------------------------
          25-September-2009                      241,044,945                        6.35%
-------------------------------------------------------------------------------------------------------
           25-October-2009                       229,916,305                        6.58%
-------------------------------------------------------------------------------------------------------
          25-November-2009                       222,918,194                        6.37%
-------------------------------------------------------------------------------------------------------
          25-December-2009                       209,683,588                        6.62%
-------------------------------------------------------------------------------------------------------




[LOGO OMITTED] CREDIT SUISSE


-------------------------------------------------------------------------------------------------------
    Calculation Period up to but               Notional Amount                Cap Strike Rate :
    excluding the Period End Date                   (USD):
            occurring on:

-------------------------------------------------------------------------------------------------------
           25-January-2010                       201,181,807                        6.42%
-------------------------------------------------------------------------------------------------------
          25-February-2010                       197,955,751                        6.42%
-------------------------------------------------------------------------------------------------------
            25-March-2010                        194,285,642                        7.13%
-------------------------------------------------------------------------------------------------------
            25-April-2010                        190,683,434                        6.42%
-------------------------------------------------------------------------------------------------------
             25-May-2010                         187,147,871                        6.64%
-------------------------------------------------------------------------------------------------------
            25-June-2010                         183,677,723                        6.42%
-------------------------------------------------------------------------------------------------------
            25-July-2010                         180,271,782                        6.64%
-------------------------------------------------------------------------------------------------------
           25-August-2010                        176,928,860                        6.42%
-------------------------------------------------------------------------------------------------------
          25-September-2010                      173,647,794                        6.42%
-------------------------------------------------------------------------------------------------------
           25-October-2010                       170,427,441                        6.64%
-------------------------------------------------------------------------------------------------------
          25-November-2010                       167,266,679                        6.42%
-------------------------------------------------------------------------------------------------------
          25-December-2010                       164,164,406                        6.64%
-------------------------------------------------------------------------------------------------------
           25-January-2011                       161,119,542                        6.42%
-------------------------------------------------------------------------------------------------------
          25-February-2011                       158,131,027                        6.42%
-------------------------------------------------------------------------------------------------------
            25-March-2011                        155,197,818                        7.13%
-------------------------------------------------------------------------------------------------------
            25-April-2011                        152,318,894                        6.42%
-------------------------------------------------------------------------------------------------------
             25-May-2011                         149,346,517                        6.64%
-------------------------------------------------------------------------------------------------------
            25-June-2011                         146,575,875                        6.42%
-------------------------------------------------------------------------------------------------------
            25-July-2011                         143,856,515                        6.64%
-------------------------------------------------------------------------------------------------------
           25-August-2011                        140,726,334                        6.42%
-------------------------------------------------------------------------------------------------------
          25-September-2011                      137,476,494                        6.41%
-------------------------------------------------------------------------------------------------------
           25-October-2011                       130,798,079                        6.62%
-------------------------------------------------------------------------------------------------------
          25-November-2011                       113,906,045                        6.35%
-------------------------------------------------------------------------------------------------------
          25-December-2011                       64,323,762                         6.48%
-------------------------------------------------------------------------------------------------------
           25-January-2012                       11,594,670                         6.48%
-------------------------------------------------------------------------------------------------------
          25-February-2012                       11,337,235                         6.48%
-------------------------------------------------------------------------------------------------------
            25-March-2012                        11,084,570                         6.94%
-------------------------------------------------------------------------------------------------------
            25-April-2012                        10,836,584                         6.48%
-------------------------------------------------------------------------------------------------------
             25-May-2012                         10,593,193                         6.70%
-------------------------------------------------------------------------------------------------------
            25-June-2012                         10,354,312                         6.48%
-------------------------------------------------------------------------------------------------------
            25-July-2012                         10,119,856                         6.70%
-------------------------------------------------------------------------------------------------------
           25-August-2012                         9,889,744                         6.48%
-------------------------------------------------------------------------------------------------------
          25-September-2012                       9,663,895                         6.48%
-------------------------------------------------------------------------------------------------------
           25-October-2012                        9,442,232                         6.70%
-------------------------------------------------------------------------------------------------------
          25-November-2012                        9,224,675                         6.48%
-------------------------------------------------------------------------------------------------------
          25-December-2012                        9,011,150                         6.70%
-------------------------------------------------------------------------------------------------------
           25-January-2013                        8,801,583                         6.48%
-------------------------------------------------------------------------------------------------------
          25-February-2013                        8,595,898                         6.48%
-------------------------------------------------------------------------------------------------------




[LOGO OMITTED] CREDIT SUISSE


-------------------------------------------------------------------------------------------------------
    Calculation Period up to but               Notional Amount                Cap Strike Rate :
    excluding the Period End Date                   (USD):
            occurring on:

-------------------------------------------------------------------------------------------------------
            25-March-2013                         8,394,026                         7.19%
-------------------------------------------------------------------------------------------------------
            25-April-2013                         8,195,895                         6.48%
-------------------------------------------------------------------------------------------------------
             25-May-2013                          8,001,436                         6.70%
-------------------------------------------------------------------------------------------------------
            25-June-2013                          7,810,581                         6.48%
-------------------------------------------------------------------------------------------------------
            25-July-2013                          7,623,264                         6.70%
-------------------------------------------------------------------------------------------------------
           25-August-2013                         7,439,419                         6.48%
-------------------------------------------------------------------------------------------------------
          25-September-2013                       6,642,523                         6.42%
-------------------------------------------------------------------------------------------------------
           25-October-2013                        5,931,616                         6.61%
-------------------------------------------------------------------------------------------------------
          25-November-2013                        5,336,929                         6.39%
-------------------------------------------------------------------------------------------------------
          25-December-2013                        1,299,643                         6.66%
-------------------------------------------------------------------------------------------------------


[LOGO OMITTED] CREDIT SUISSE


Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.


                                    Yours faithfully,

                                    Credit Suisse International


                                    By: /s/ Marisa Scauzillo
                                        ------------------------
                                        Name: Marisa Scauzillo
                                        Title: Authorized Signatory



Confirmed as of the date first written above:

The Supplemental Interest Trust created under the Pooling and Servicing Agreement for IndyMac INDX Mortgage Loan Trust 2006-AR41, Mortgage Pass-Through Certificates, Series 2006-AR41 by Deutsche Bank National Trust Company, not individually, but solely as supplemental interest trustee


By: /s/ Jennifer Hermansader
    ------------------------
    Name: Jennifer Hermansader
    Title:  Associate



Our Reference No: External ID: 53178327N3 / Risk ID: 447635970 and 447635976